UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]        Preliminary proxy statement.

[_]        Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]       Definitive proxy statement.

[_]        Definitive Additional Materials.

[_]        Soliciting Material Pursuant to Rule 240.14a-12.

HANSEN NATURAL CORPORATION
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANSEN NATURAL CORPORATION

550 Monica Circle, Suite 201

Corona, California 92880

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 5, 2012

November 30, 2011

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Thursday, January 5, 2012 at 1:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Special Meeting”).  This proxy is solicited on behalf of the Board of Directors of the Company.

The only matters scheduled to be considered at the Special Meeting are a proposal to amend the Company’s Certificate of Incorporation to change the Company’s name from “Hansen Natural Corporation” to “Monster Beverage Corporation” and a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares.  The Board of Directors recommends the approval of the proposals being presented at the Special Meeting as being in the best interests of the Company and its stockholders.

I hope that you will be able to join us.  Your vote is important to us and to our business. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend.  If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

The proxy materials are being distributed and made available on or about December 2, 2011.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 5, 2012

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Thursday, January 5, 2012 at 1:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Special Meeting”), for the following purposes:

1.                                     To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation”;

2.                                     To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares; and

3.                                     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Stockholders accompanying this Notice of Special Meeting of Stockholders.  Only stockholders of the Company of record at the close of business on November 28, 2011 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on November 28, 2011 for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from December 23, 2011 through January 4, 2012, at the Company’s executive offices, 550 Monica Circle, Suite 201, Corona, CA 92880. This list will also be available to stockholders at the Special Meeting.

All stockholders of the Company are cordially invited to attend the Special Meeting in person.  However, to ensure your representation at the Special Meeting, you are urged to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Special Meeting or vote in person if you attend the Special Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

Corona, California

November 30, 2011

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN

THESE MATERIALS.  YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

The Company’s Proxy Statement is available at https://materials.proxyvote.com/411310.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board” or the “Board of Directors”) of Hansen Natural Corporation (“Hansen” or the “Company”) is soliciting proxies to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held January 5, 2012 at 1:00 p.m. local time, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders of the Company (the “Notice”).  The Special Meeting will be held at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882. The Company’s executive offices are located at 550 Monica Circle, Suite 201, Corona, California 92880. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Hansen.

The proxy materials are being distributed and made available on or about December 2, 2011. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Special Meeting.  Please read it carefully.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the Company’s stockholders to consider and vote upon: (i) the proposal to amend the Company’s Certificate of Incorporation to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation” (the “First Amendment”); (ii) the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 120,000,000 shares to 240,000,000 shares (the “Second Amendment”); and (iii) any other business that is related to the approval of the proposed First Amendment and Second Amendment, including matters incident to the conduct of the Special Meeting, such as any motion for adjournment or postponement.  The changes to the Company’s Certificate of Incorporation that would be enacted if the First Amendment and the Second Amendment are adopted are set forth in Appendix A and Appendix B to this proxy statement.

Upon receiving stockholder approval, the First Amendment and Second Amendment will become effective upon the filing of a Certificate of Amendment of the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State.  Upon the filing of the Certificate of Amendment, all stockholders of the Company will be bound by the First Amendment and Second Amendment, whether or not they have approved it.

Record Date, Outstanding Voting Securities

Holders of record of Common Stock at the close of business on November 28, 2011 are entitled to notice of, and to vote at, the Special Meeting. Each share entitles its holder to one vote. As of the record date, 87,078,981 shares of our Common Stock were issued and outstanding. There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.  Such stockholders are counted as present at the Special Meeting if they (i) are present in person at the Special Meeting or (ii) have properly submitted their vote by telephone, over the Internet, or by returning their proxy card. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Special Meeting.

Required Vote

The First Amendment (Proposal 1) requires the affirmative vote (“FOR” vote) of a majority of the issued and outstanding shares of Common Stock, so a failure to vote your shares is effectively a vote “AGAINST” the proposal. You may vote for, against, or abstain on the First Amendment.  Abstentions from voting will be considered shares present and entitled to vote on the First Amendment and, since approval of the First Amendment requires a majority of the issued and outstanding shares of the Company’s Common Stock, will have the same effect as a vote “AGAINST” the First Amendment.

The Second Amendment (Proposal 2) requires the affirmative vote (“FOR” vote) of a majority of the issued and outstanding shares of Common Stock, so a failure to vote your shares is effectively a vote “AGAINST” the proposal.  You may vote for, against, or abstain on the Second Amendment.  Abstentions from voting will be considered shares present and entitled to vote on the Second Amendment and, since approval of the Second Amendment requires a majority of the issued and outstanding shares of the Company’s Common Stock, will have the same effect as a vote “AGAINST” the Second Amendment.

Discretionary Proposals

If you are the beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters.  Each of the proposals to be considered at the Special Meeting is considered a “routine” matter.  This means that your bank, broker or other nominee may vote in its discretion on the Special Meeting proposals on your behalf if you have not furnished voting instructions.

No stockholder shall be entitled to cumulate votes.  American Stock Transfer & Trust Company (“AST”) will receive and tabulate the proxies.

Board of Directors’ Recommendations

The Board of Directors recommends a vote:

•                “FOR” the proposal to amend the Company’s Certificate of Incorporation to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation” (Proposal One); and

•                “FOR” the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares (Proposal Two).

How to Vote

If your shares are registered directly in your name with the Company’s registrar and transfer agent, AST, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Special Meeting.

Your vote is very important to us and we hope that you will attend the Special Meeting.  However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary).  There are three convenient ways of submitting your vote:

•                  By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                  In Person - All stockholders of record may vote in person at the Special Meeting. Beneficial owners may vote in person at the Special Meeting if their broker or other intermediary has furnished a legal proxy. If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a legal proxy.

•                  By Written Proxy - All stockholders of record can vote by written proxy card. If you are a beneficial holder, you will receive a written proxy card and a vote instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) delivering a written notice of revocation to our Secretary at our principal executive offices; (ii) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted) or by signing and returning a new proxy card with a later date; or (iii) by attending the Special Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Special Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter. In addition, the Company has engaged D.F. King & Co., Inc. to act as its proxy solicitor and has agreed to pay it approximately $7,500.00 plus reasonable expenses for such services.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT NAME CHANGE

On November 17, 2011, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to Article I of the Company’s Certificate of Incorporation, subject to stockholder approval, to change the name of the Company from “Hansen Natural Corporation” to “Monster Beverage Corporation.”  The Board of Directors has determined that it would be in the best interests of the Company and its stockholders to seek approval for this name change, including the corresponding amendment to the Company’s Certificate of Incorporation.

The Company has been successful in the development, marketing, sale and distribution of “alternative” beverage category beverages.  In particular, Monster Energy® brand energy drinks have achieved significant growth and now represent the vast majority of the Company’s revenues.  The proposed name change will enable the Company to take advantage of the Monster Energy® brand’s substantial name recognition.  Changing the Company’s name to “Monster Beverage Corporation” will more clearly communicate the Company’s principal business activities to the investment community, our customers and business partners.  The Board of Directors believes it is in the best interests of the Company to change the Company’s name to “Monster Beverage Corporation.”

This amendment to the Certificate of Incorporation shall only have the substantive effect of changing the name of the Company in all places where such name appears in the Certificate of Incorporation.  No change will be made to the other provisions of the Company’s Certificate of Incorporation on the basis of this proposal.

If the proposal to amend the Company’s Certificate of Incorporation to change its name to “Monster Beverage Corporation” is approved by the stockholders at the Special Meeting, a Certificate of Amendment to the Company’s Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware to effect the name change as soon as practicable after the Special Meeting.  The changes to the Company’s Certificate of Incorporation that would be enacted if the First Amendment is adopted are set forth in Appendix A to this proxy statement.

Approval of the First Amendment to change the name of the Company to “Monster Beverage Corporation” requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.  If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the First Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Company’s Certificate of Incorporation currently authorizes the issuance of up to 120,000,000 shares of Common Stock.  On November 17, 2011, the Board of Directors unanimously adopted a resolution setting forth an amendment to Article IV of the Company’s Certificate of Incorporation, subject to stockholder approval, to increase the shares of Common Stock that are authorized for issuance by 120,000,000 shares, bringing the total number of shares of Common Stock authorized for issuance to 240,000,000 shares.  No change will be made to the other provisions of the Company’s Certificate of Incorporation on the basis of this proposal.  The Company will increase the number of authorized shares of Common Stock to 240,000,000 shares, subject to stockholder approval.  The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized and issued and outstanding.  As of November 28, 2011, there were 99,304,957 shares of Common Stock issued, 87,078,981 shares of Common Stock outstanding, 12,225,976 shares held as treasury stock, and an aggregate of 9,627,459 shares reserved for issuance under our existing equity compensation plans.  At the present time, approximately 11,067,584 shares remain available that could be authorized for future issuance.

The additional shares of Common Stock authorized by the amendment to the Company’s Certificate of Incorporation may be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, in connection with stock splits, stock dividends, sales of our Common Stock, employee stock incentive plans, other stock ownership plans, acquisitions and to engage in other types of capital raises or strategic transactions.

The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company’s securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.  The Company currently does not anticipate that it will seek authorization from stockholders for issuance of additional shares of Common Stock unless required by applicable laws or exchange rules.

Since our incorporation in 1990, the Company has increased its authorized shares of Common Stock on one occasion.  On June 1, 2006, with the approval of the stockholders, the Company increased its authorized shares of Common Stock from 30,000,000 shares to 120,000,000 shares.  On June 7, 2006, the Board of Directors approved a 4-for-1 stock split of the Company’s Common Stock that was effected in the form of a 300% stock dividend.  The Board of Directors also previously approved a 2-for-1 stock split effected in the form of a 100% stock dividend on July 13, 2005.

As the number of outstanding shares of Common Stock and shares reserved for issuance is approaching the 120,000,000 current share limit in our Certificate of Incorporation, the Board of Directors believes that failure to approve this proposal would seriously restrict our ability to manage our capital needs, to the detriment of stockholders’ interests.  The Board of Directors believes additional authorized shares will allow the Company to act with flexibility when and as appropriate to issue additional shares in the future without the delays necessitated by having to obtain stockholder approval (except as otherwise required by law or by the rules of any securities exchange on which the shares of Common Stock are listed) and to take advantage of changing market and financial conditions in a timely manner.

As indicated above, the additional shares of Common Stock authorized by the amendment to the Company’s Certificate of Incorporation would allow us to increase our capital to effect stock splits, stock dividends, sales of our Common Stock, employee stock incentive plans, other stock ownership plans, acquisitions and to engage in other types of capital raises or strategic transactions.  The subsequent issuance of additional Common Stock would result in dilution of net income per share and book value per share and the dilution of voting rights of each share of Common Stock.

The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

Except for shares reserved for issuance under our existing equity compensation plans, the Board of Directors has no current plans to issue additional shares of Common Stock.  However, the Board of Directors believes that the benefits of providing the Company with the flexibility to issue shares without delay for any proper business purpose outweighs any possible disadvantages of dilution in our Common Stock.

If the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock is approved by the stockholders at the Special Meeting, a Certificate of Amendment to the Company’s Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware to effect such amendment as soon as practicable after the Special Meeting.  The changes to the Company’s Certificate of Incorporation that would be enacted if the Second Amendment is adopted are set forth in Appendix B to this proxy statement.

Approval of the Second Amendment to increase the number of authorized shares of the Company’s Common Stock to 240,000,000 shares requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.  If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the Second Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the most recent practical date, November 6, 2011, the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group:

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner*	Beneficial Ownership		Class
Brandon Limited Partnership No. 1[1]	990,928		1.1%
Brandon Limited Partnership No. 2[2]	4,907,824		5.2%
Hilrod Holdings, L.P.	3,630,000		3.8%
HRS Holdings, L.P.	757,866		**%
Hilrod Holdings IV, L.P.	92,462		**%
Hilrod Holdings V, L.P.	35,714		**%
Hilrod Holdings VI, L.P.	128,950		**%
Hilrod Holdings VII, L.P.	30,036		**%
Hilrod Holdings VIII, L.P.	114,764		**%
Hilrod Holdings IX, L.P.	286,098		**%
Hilrod Holdings X, L.P.	56,166		**%
Hilrod Holdings XI, L.P.	108,318		**%
Hilrod Holdings XII, L.P.	85,178		**%
The RCS 2008 GRAT	15,034		**%
The RCS 2009 GRAT	74,154		**%
The RCS Direct GRAT	34,010		**%
The RCS Direct GRAT #2	12,080		**%
BlackRock, Inc.[3]	7,311,467		7.8%

Rodney C. Sacks	14,811,028	[4]	15.7%
Hilton H. Schlosberg	14,572,804	[5]	15.4%
Mark J. Hall	177,801	[6]	**%
Thomas J. Kelly	6,814	[7]	**%
Sydney Selati	12,200	[8]	**%
Norman C. Epstein	4,000	[9]	**%
Harold C. Taber, Jr.	25,367	[10]	**%
Benjamin M. Polk	2,167	[11]	**%
Mark S. Vidergauz	11,767	[12]	**%

Officers and Directors as a group (9 members: 18,399,644 shares or 19.5% in aggregate).

* Except as noted otherwise, the address for each of the named stockholders is 550 Monica Circle, Suite 201, Corona, California 92880.

** Less than 1%.

1 The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3The mailing address of this reporting person is 40 East 52nd Street, NY, NY 10022.

4 Includes 102,946 shares of Common Stock owned by Mr. Sacks; 990,928 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 4,907,824 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 757,866 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; 3,630,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; 92,462 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 35,714 shares beneficially held by Hilrod

Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 128,950 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 30,036 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; 114,764 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; 286,098 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; 56,166 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; 108,318 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; 85,178 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; 15,034 shares beneficially held by The Rodney C. Sacks 2008 Grantor Retained Annuity Trust; 74,154 shares beneficially held by The Rodney C. Sacks 2009 Grantor Retained Annuity Trust; 34,010 shares beneficially held by The Rodney C. Sacks Direct Grantor Retained Annuity Trust and 12,080 shares beneficially held by The Rodney C. Sacks Direct Grantor Retained Annuity Trust II.  Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Sacks; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 1,100,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Sacks; options presently exercisable to purchase 600,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Sacks; options presently exercisable to purchase 240,000 shares of Common Stock, out of options to purchase a total of 400,000 shares, exercisable at $31.72 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Sacks and options presently exercisable to purchase 100,000 shares of Common Stock, out of options to purchase a total of 250,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 102,946 shares of Common Stock; (ii) 3,348,500 shares presently exercisable under the stock option agreements; (iii) 36,300 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; (iv) 7,579 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; (v)  925 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (vi) 357 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; (vii) 1,290 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; (viii) 304 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; (ix) 1,148 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; (x) 2,861 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; (xi) 562 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; (xii) 1,083 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; and (xiii) 852 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners.

5 Includes 990,928 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 4,907,824 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 757,866 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners; 3,630,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; 92,462 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 35,714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; 128,950 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; 30,036 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; 114,764 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; 286,098 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; 56,166 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; 108,318 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of

Hilrod Holdings XI’s general partners; and 85,178 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners.  Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Schlosberg; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 1,100,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Schlosberg; options presently exercisable to purchase 600,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Schlosberg; options presently exercisable to purchase 240,000 shares of Common Stock, out of options to purchase a total of 400,000 shares, exercisable at $31.72 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Schlosberg and options presently exercisable to purchase 100,000 shares of Common Stock, out of options to purchase a total of 250,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 3,348,500 shares presently exercisable under the stock option agreements; (ii) 36,300 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; (iii) 7,579 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners; (iv)  925 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (v) 357 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; (vi) 1,920 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; (vii) 304 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; (viii) 1,148 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; (ix) 2,861 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; (x) 562 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; (xi) 1,083 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; and (xii) 852 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; .

6 Includes 127,801 shares of Common Stock owned by Mr. Hall; options presently exercisable to purchase 40,000 shares of Common Stock, out of options to purchase a total of 200,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Hall; and options presently exercisable to purchase 10,000 shares of Common Stock, out of options to purchase a total of 50,000 shares, exercisable at $52.51 per share, granted pursuant to a stock option agreement dated December 1, 2010 between the Company and Mr. Hall.

7 Includes 2,814 shares of Common Stock owned by Mr. Kelly; options presently exercisable to purchase 2,000 shares of Common Stock, out of options to purchase a total of 10,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Kelly; and options presently exercisable to purchase 2,000 shares of Common Stock, out of options to purchase a total of 10,000 shares, exercisable at $52.51 per share, granted pursuant to a stock option agreement dated December 1, 2010 between the Company and Mr. Kelly.

8 Includes 12,200 shares of Common Stock owned by Mr. Selati.

9 Includes 4,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners.

10 Includes 4,000 shares of Common Stock owned by Mr. Taber;  options presently exercisable to purchase 19,200 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Taber; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Taber.

11 Includes options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Polk.

12 Includes options presently exercisable to purchase 9,600 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Vidergauz; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Vidergauz.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present a proper proposal for consideration at the 2012 annual meeting of stockholders by submitting their proposal in writing to the Office of the Secretary of the Company at the Company’s principal executive offices in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2012 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 9, 2011. Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2012 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than January 20, 2012 and no later than February 19, 2012, provided, however, that in the event that the date of the 2012 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to the 2012 annual meeting or the tenth day following the day on which public announcement of the date of the 2012 annual meeting is first made by the Company.

It is presently intended that the 2012 annual meeting will be held in May 2012.

Proposals should be sent to the Office of the Secretary by mail to Hansen Natural Corporation, 550 Monica Circle, Suite 201, Corona, California, 92880.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by calling the toll free number or over the Internet or by marking, signing, dating and returning your proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: November 30, 2011	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

APPENDIX A

Proposed Amendment to Certificate of Incorporation to Effect Name Change (Proposal 1)

Article I will be amended and restated as follows:

“The name of the corporation is:

~~HANSEN NATURAL~~MONSTER BEVERAGE CORPORATION”

APPENDIX B

Proposed Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock (Proposal 2)

Article IV will be amended and restated as follows:

“The aggregate number of shares of stock that the Corporation shall have authority to issue is ~~one~~two hundred and ~~twenty~~forty million (~~120,000,000~~240,000,000) shares of Common Stock $0.005 par value per share.”

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Hansen Natural Corporation" to "Monster Beverage Corporation". 2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF HANSEN NATURAL CORPORATION January 5, 2012 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030300000000000000 8 010512 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/411310 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF HANSEN NATURAL CORPORATION January 5, 2012 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/411310 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Hansen Natural Corporation" to "Monster Beverage Corporation". 2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.005 per share, from 120,000,000 shares to 240,000,000 shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030300000000000000 8 010512 FOR AGAINST ABSTAIN

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY FOR HANSEN NATURAL CORPORATION THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 5, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Hansen Natural Corporation (the"Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 30, 2011, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on January 5, 2012 at 1:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Special Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Special Meeting of Stockholders or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)